UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2014

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham, Tyler, Texas	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 18, 2014, Southside Bancshares, Inc. (the “Company” or "Southside") filed a Current Report on Form 8-K to report under Item 2.01 thereof that on December 17, 2014, it completed its acquisition of OmniAmerican Bancorp, Inc. (“OmniAmerican”) pursuant to an Agreement and Plan of Merger, dated April 28, 2014, by and among the Company, Omega Merger Sub, Inc., a wholly-owned subsidiary of Southside (“Merger Sub”) and OmniAmerican (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into OmniAmerican, with OmniAmerican as the surviving corporation (the “First Merger”). Subsequent to the First Merger, OmniAmerican merged with and into Southside, with Southside as the surviving corporation (the “Second Merger”). Immediately following the Second Merger, OmniAmerican Bank, a federal savings association and, prior to the First Merger, a wholly-owned subsidiary of OmniAmerican, merged with and into Southside Bank, a Texas banking corporation and wholly-owned subsidiary of Southside, with Southside Bank surviving the merger and continuing its corporate existence under the name “Southside Bank.” As the required financial statements of the business acquired and pro forma financial information were not included in the Form 8-K filed on December 18, 2014, this Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of such Form 8-K to provide additional financial statements for OmniAmerican and its subsidiary as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(a)Financial statements of businesses acquired.

(i)
The audited consolidated balance sheets of OmniAmerican as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2013, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(ii)
The unaudited consolidated balance sheet of OmniAmerican as of September 30, 2014, and related consolidated statement of income, comprehensive income, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2014, and the related notes required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(b)Pro forma financial information.

(i)
The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2014, and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013, required by this item are included as Exhibit 99.4 and incorporated by reference herein.

(d)	Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K/A:

2.1
Agreement and Plan of Merger, dated April 28, 2014, by and among Southside Bancshares, Inc., Omega Merger Sub, Inc. and OmniAmerican Bancorp, Inc. (incorporated by reference to Exhibit 2 to the Company’s Quarterly Report on Form 10-Q, as filed on May 9, 2014).

23.1	Consent of KPMG LLP.

99.1
Press Release issued by Southside Bancshares, Inc. dated December 18, 2014, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2014).

99.2	Audited Consolidated Financial Statements of OmniAmerican Bancorp, Inc. as of and for the years ended December 31, 2013 and 2012.

99.3	Unaudited Consolidated Financial Statements of OmniAmerican Bancorp, Inc. as of and for the nine months ended September 30, 2014.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: March 2, 2015	By:	/s/ Sam Dawson
Sam Dawson
President and Chief Executive Officer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated April 28, 2014, by and among Southside Bancshares, Inc., Omega Merger Sub, Inc. and OmniAmerican Bancorp, Inc. (incorporated by reference to Exhibit 2 to the Company’s Quarterly Report on Form 10-Q, as filed on May 9, 2014).

23.1	Consent of KPMG LLP.

99.1
Press Release issued by Southside Bancshares, Inc. dated December 18, 2014, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2014).

99.2	Audited Consolidated Financial Statements of OmniAmerican Bancorp, Inc. as of and for the years ended December 31, 2013 and 2012.

99.3	Unaudited Consolidated Financial Statements of OmniAmerican Bancorp, Inc. as of and for the nine months ended September 30, 2014.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.